                                8,000,000 Shares

                          THE NEIMAN MARCUS GROUP, INC.

                     COMMON STOCK, PAR VALUE $.01 PER SHARE





                             UNDERWRITING AGREEMENT






October 10, 1996

                                                     October 10, 1996



Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036

Morgan Stanley & Co. International Limited
Goldman Sachs International
Salomon Brothers International Limited
c/o Morgan Stanley & Co. International Limited
    25 Cabot Square
    Canary Wharf
    London E14 4QA
    England


Dear Sirs and Mesdames:

     The Neiman Marcus Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) 8,000,000 shares of its common stock, par value $.01 per share (the "Firm Shares").

     It is understood that, subject to the conditions hereinafter stated, 6,400,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 1,600,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Brothers Inc shall act as representatives (the "U.S.

Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Goldman Sachs International and Salomon Brothers International Limited shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

     The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional 1,200,000 shares of its common stock, par value $.01 per share (the "Additional Shares") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of common stock, par value $.01 per share of the Company to be outstanding after giving effect to the sales contemplated hereby and the Stock Payment (as defined in the Prospectus) are hereinafter referred to as the "Common Stock."

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus" (including, in the case of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference). If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

     1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, when so amended or supplemented will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, when so amended or supplemented will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and
     (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, when so amended or supplemented will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus set forth in a letter from the Representatives to the Company dated the Closing Date.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The net sales of the Company and Bergdorf Goodman, Inc., Neiman Marcus Funding Corporation and Neiman Marcus Holdings, Inc. (collectively, excluding the Company, the "Significant Subsidiaries"), determined in accordance with generally accepted accounting principles, accounted for not less than [95%] of the net sales of the Company and its subsidiaries, taken as a whole, for the fiscal year ended August 3, 1996. The total assets of the Company and the Significant Subsidiaries, determined in accordance with generally accepted accounting principles, accounted for not less than [95%] of the total assets of the Company and its subsidiaries, taken as a whole, as of August 3, 1996.

          (f) This Agreement has been duly authorized, executed and delivered by the Company and the Transactions (as defined in the Prospectus) have been duly authorized by the Company.

          (g) Assuming the consummation of the Transactions, the authorized capital stock of the Company conforms as to legal matters, in all material respects, to the description thereof contained in the Prospectus.

          (h) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

          (i) The Shares and the shares of Common Stock to be issued as the Stock Payment have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement or the terms contained in the Prospectus, as the case may be, will be validly issued, fully paid and non-assessable, and the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the consummation of the Transactions will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except to the extent as would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or in connection with the Transactions, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (k) There has not occurred any material adverse change, or any development which would reasonably be expected to cause a material adverse change, in the financial condition or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (n) The Company is not and, after giving effect to the Transactions will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (o) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the financial condition or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (q) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

          (r) Except as may be otherwise described in the Prospectus, the Company and its subsidiaries have good title to all real property and good title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and claims which would materially interfere with the conduct of the business of the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries hold valid enforceable leasehold interests in all items of leased real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims which could materially interfere with the conduct of the business of the Company and its subsidiaries, taken as a whole.

          (s) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

     2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedules I and II hereto opposite its names at U.S.$_____ a share ("Purchase Price").

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 1,200,000 Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder or (B) the shares of Common Stock issued in connection with the Stock Payment, (C) the grant by the Company of options to purchase shares of Common Stock pursuant to an existing employee benefit plan of the Company or (D) the issuance by the Company of shares of Common Stock upon the exercise of options granted pursuant to an existing employee benefit plan of the Company.

     3. TERMS OF PUBLIC OFFERING. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at U.S.$_____ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$____ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$____ a share, to any Underwriter or to certain other dealers.

     4. PAYMENT AND DELIVERY. Payment for the Firm Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on October 16, 1996, or at such other time on the same or such other date, not later than October 23, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in
Section 2 or at such other time on the same or on such other date, in any event not later than November 22, 1996, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

     The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     5. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 3:00 p.m. (New York City time) on the date hereof.

     The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse to the Company and its subsidiaries taken as a whole, and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

              The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Ropes & Gray, outside counsel for the Company, dated the Closing Date, substantially in the form of Exhibit A hereto.

          (d) the Underwriters shall have received on the Closing Date an opinion of Eric P. Geller, Senior Vice President and General Counsel of the Company, dated the Closing Date, substantially in the form of Exhibit B hereto.

          (e) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, substantially in the form of Exhibit C hereto.

              The opinion of Ropes & Gray described in paragraph (c) above and the opinion of Eric P. Geller described in paragraph (d) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (g) The "lock-up" agreements, each substantially in the form of Exhibit D hereto, between you on the one hand and Harcourt General, Inc. and the executive officers and directors of the Company on the other relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (h) The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          (i) The Exchange and Repurchase Agreement between the Company and Harcourt General, Inc. shall be in full force and effect.

     6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, three signed copies of the Registration Statement (including exhibits thereto and documents incorporated therein by reference) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto but including documents incorporated therein by reference) and, to furnish to you in New York City, without charge, prior to 5:00 P.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference, and any supplements and amendments thereto as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company shall not be required to register or qualify as a foreign corporation or to take any action which would subject it to the service of process in any jurisdiction where it is not now so subject.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending November 2, 1997 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in
     Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses incident to listing the Shares on the NYSE, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent or registrar, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

     7. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon the information set forth in a letter from the Representatives to the Company dated the Closing Date.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the

Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to the information set forth in a letter from the Representatives to the Company dated the Closing Date.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel reasonably satisfactory to the indemnifying party, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to paragraph (a) of this Section 7, and by the Company, in the case of parties indemnified pursuant to paragraph (b) of this Section 7. The parties hereto hereby agree that for parties indemnified pursuant to paragraph (a) of this
Section 7, Davis Polk & Wardwell, Shearman & Sterling, Sullivan & Cromwell and Paul, Weiss, Rifkind, Wharton & Garrison shall be counsel reasonably satisfactory to the Company as indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

     (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     8. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     9. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     12. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.


                                        Very truly yours,

                                        THE NEIMAN MARCUS GROUP, INC.



                                        By
                                            ----------------------------
                                             Name:
                                             Title:



Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
GOLDMAN, SACHS & CO.
SALOMON BROTHERS INC

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto.

By Morgan Stanley & Co. Incorporated

By
   -------------------------
    Name:
    Title:

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
GOLDMAN SACHS INTERNATIONAL
SALOMON BROTHERS INTERNATIONAL LIMITED

Acting severally on behalf of themselves and the several International Underwriters named in Schedule II hereto.

By Morgan Stanley & Co. International Limited


By
   -------------------------
    Name:
    Title:



                                                                    SCHEDULE I



                                U.S. UNDERWRITERS



                                                                   NUMBER OF
                                                                  FIRM SHARES
UNDERWRITER                                                     TO BE PURCHASED

Morgan Stanley & Co. Incorporated

Goldman, Sachs & Co.

Salomon Brothers Inc

[NAMES OF OTHER U.S. UNDERWRITERS]










---------------                                                   ---------
Total U.S. Firm Shares...............................             6,400,000
                                                                  =========


                                                                  SCHEDULE II



                           INTERNATIONAL UNDERWRITERS



                                                                  NUMBER OF
                                                                 FIRM SHARES
UNDERWRITER                                                    TO BE PURCHASED

Morgan Stanley & Co. International Limited

Goldman Sachs International

Salomon Brothers International Limited

[NAMES OF OTHER INTERNATIONAL CO-
MANAGERS]










---------------                                                  ---------
Total International Firm Shares.........................         1,600,000
                                                                 =========

                                                                       EXHIBIT A



                                                                October __, 1996

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Brother Inc
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Goldman Sachs International
Salomon Brothers International Limited
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

     Re: 8,000,000 Shares of Common Stock, $.01 par value,
         of The Neiman Marcus Group, Inc.
         -------------------------------------------------


Ladies and Gentlemen:

     We have acted as counsel for The Neiman Marcus Group, Inc., a Delaware corporation (the "Company"), in connection with the issue and sale by the Company of [8,000,000] shares of its Common Stock, $.01 par value per share (the "Shares"). This opinion is furnished to you as representatives of the several Underwriters pursuant to Section 5(c) of the underwriting agreement dated October __, 1996 (the "Underwriting Agreement"), among the Company and you as representatives of the several underwriters listed on Schedules I and II thereto relating to the issue and sale of the Shares. Terms defined in the Underwriting Agreement and not otherwise defined herein are used herein as so defined.

     We have attended the Closing of the sale of the Shares held today. We have examined signed copies of the registration statement of the Company on Form S-3 (No. 333-11721), together with Amendments No. 1 and No. 2 thereto and all exhibits thereto (the "Registration Statement"), all as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); copies of the prospectus dated October __, 1996 relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus"); the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are specifically incorporated by reference in the Prospectus and all exhibits to such documents (the "Incorporated Documents"); an executed copy of the Underwriting Agreement; and such other documents as we have deemed necessary. Additionally, we have relied upon oral advice from the staff of the Commission to the effect that the Registration Statement became effective on October __, 1996.

     We have also examined and relied upon the original or copies of minutes of meetings of the stockholders and the Board of Directors of the Company and the documents delivered at the Closing of the sale of the Shares (other than the certificates representing the Shares, as to which we have relied upon a certificate of the Transfer Agent and Registrar as to the countersignature and registration of such certificates). We have assumed the genuineness of the signatures on all documents examined by us, the authenticity of all documents submitted to us as originals and the conformity to the corresponding originals of all documents submitted to us as copies.

     We express no opinion as to the laws of any jurisdiction other than those of The Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware (the "DGCL") and the federal laws of the United States of America. Any reference herein to "our knowledge," "known to us" or any variation thereof shall mean the actual knowledge of lawyers in this firm who have participated in our representation of the Company in connection with the preparation of the Registration Statement.

     Based upon and subject to the foregoing, we are of the opinion that:

1. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus. Neiman Marcus Funding Corporation (the "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

2. The authorized capital stock of the Company conforms as to legal matters with the description thereof contained in the Prospectus under "Description of Capital Stock.

3. The Shares have been duly authorized and, assuming such Shares have been duly countersigned by the Company's transfer agent and registrar, when delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Underwriting Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any statutory preemptive or similar rights under the DGCL or any contractual preemptive or similar rights of which we have knowledge. The shares of Common Stock to be issued as the Stock Payment have been duly authorized and, when duly countersigned by the Company's transfer agent and registrar and delivered to Harcourt General, Inc. against payment of the agreed consideration therefor in accordance with the provisions of the Exchange and Repurchase Agreement dated as of October 8, 1996 between the Company and Harcourt General, Inc. (the "Exchange and Repurchase Agreement"), will be validly issued, fully paid and non-assessable and the issuance of the shares of Common Stock to be issued as the Stock Payment is not subject to any statutory preemptive or similar rights under the DGCL or any contractual preemptive or similar rights of which we have knowledge.

4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Exchange and Repurchase Agreement has been authorized, executed and delivered by the Company.

5. The issuance and sale of the Shares by the Company, the execution and delivery of the Underwriting Agreement and the consummation of the Transactions as described in the Prospectus will not contravene any provision of applicable law or the restated certificate of incorporation or by-laws of the Company or any judgment, order or decree, of which we have knowledge, of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, except that we express no opinion as to state securities or Blue Sky laws or as to compliance with the antifraud provisions of federal and state securities laws. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issue and sale by the Company of the Shares or the consummation by the Company of the Transactions as described in the Prospectus, except such as have been obtained under the Act and except that we express no opinion as to such as may be required under applicable Blue Sky or state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

6. The statements in (i) the Prospectus under the captions "Description of Transactions; Use of Proceeds" and, as of the consummation of the Transactions, "Description of Capital Stock" and (ii) in the Registration

     Statement in Item 15, in each case insofar as such statements constitute summaries of legal matters or documents referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters and documents and fairly summarize the legal matters and documents referred to therein.

7. After due inquiry, we do not know of any contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration that are not described or filed as required.

8. The Company is not, and after giving effect to the consummation of the Transactions as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement, the Prospectus or the Incorporated Documents, and, except with respect to the descriptions referred to in paragraphs 2 and 6 above, we are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Incorporated Documents, we have participated in discussions with representatives of the Company and its independent accountants, in many of which your representatives and counsel also participated, in which the business and affairs of the Company and the contents of the Registration Statement, the Prospectus and the Incorporated Documents were discussed. We have also made inquiries of representatives of the Company and its accountants as to whether there have been any material changes in the affairs of the Company since the Registration Statement became effective. There is no assurance that all material facts as to the Company and its affairs were disclosed to us or that our familiarity with the Company is such that we have necessarily recognized the materiality of such facts as were disclosed to us, and we have to a large extent relied upon statements of representatives of the Company as to materiality of the facts disclosed to us.

     Based upon our participation in the foregoing discussions, the foregoing inquiries and our examination of the documents referred to above and such other documents as came to our attention as a result of such discussions and inquiries, (i) we are of the opinion that the Incorporated Documents (except for financial statements and schedules, including the notes thereto, and other financial and statistical data included therein, as to which we express no opinion) filed pursuant to the Exchange Act complied when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, (ii) we are of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules, including the notes thereto, and other financial and statistical data included therein, as to which we express no opinion) comply as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, (iii) we have no reason to believe that (except for financial statements and schedules, including the notes thereto, and other financial and statistical data as to which we express no belief) the Registration Statement, taken together with the Incorporated Documents, when it became effective contained, and as of today contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iv) we have no reason to believe that (except for financial statements and schedules, including the notes thereto, and other financial and statistical data as to which we express no belief) the Prospectus and the Incorporated Documents taken together as of today contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which there were made, not misleading.

     This opinion is furnished by us to you as the Representatives of the several Underwriters and is solely for the benefit of the several Underwriters.

                                               Very truly yours



                                               Ropes & Gray

                                                                       EXHIBIT B



                                                                October __, 1996

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Brother Inc
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. International Limited
Goldman Sachs International
Salomon Brothers International Limited
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

     Re: 8,000,000 Shares of Common Stock, $.01 par value,
         of The Neiman Marcus Group, Inc.
         -------------------------------------------------


Ladies and Gentlemen:

     This opinion is furnished to you as representatives of the several Underwriters pursuant to Section 5(d) of the underwriting agreement dated October __, 1996 (the "Underwriting Agreement"), among The Neiman Marcus Group, Inc., a Delaware corporation (the "Company") and you as representatives of the several underwriters listed on Schedules I and II thereto relating to the issue and sale by the Company of 8,000,000 shares of its Common Stock, $.01 par value per share (the "Shares"). Terms defined in the Underwriting Agreement and not otherwise defined herein are used herein as so defined.

     I have attended the Closing of the sale of the Shares held today. I have examined signed copies of the registration statement of the Company on Form S-3 (No. 333-11721), together with Amendments No. 1 and No. 2 thereto and all exhibits thereto (the "Registration Statement"), all as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); copies of the prospectus dated October __, 1996 relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act (the

"Prospectus"); the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are specifically incorporated by reference in the Prospectus and all exhibits to such documents (the "Incorporated Documents"); an executed copy of the Underwriting Agreement; and such other documents as I have deemed necessary. Additionally, I have relied upon oral advice from the staff of the Commission to the effect that the Registration Statement became effective on October __, 1996.

     I have also examined and relied upon the original or copies of minutes of meetings of the stockholders and the Board of Directors of the Company and of each Significant Subsidiary and the documents delivered at the Closing of the sale of the Shares (other than the certificates representing the Shares, as to which I have relied upon a certificate of the Transfer Agent and Registrar as to the countersignature and registration of such certificates). I have assumed the genuineness of the signatures on all documents examined by me, the authenticity of all documents submitted to me as originals and the conformity to the corresponding originals of all documents submitted to me as copies.

     I express no opinion as to the laws of any jurisdiction other than those of The Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware (the "DGCL") and the federal laws of the United States of America. In rendering my opinions in paragraph 2 below, I have relied on certificates of the Secretary of States of the relevant jurisdictions with respect to the qualification of the Company and the Significant Subsidiaries as foreign corporations.

     Based upon and subject to the foregoing, I am of the opinion that:

1. Each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus (including the Incorporated Documents).

2. The Company and each Significant Subsidiary is duly qualified to transact business in and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

3. The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. The issuance of the Shares and the shares of Common Stock to be issued as the Stock Payment is not subject to any contractual preemptive or similar rights of which I have knowledge.

4. The issuance and sale of the Shares by the Company, the execution and delivery of the Underwriting Agreement and the consummation of the Transactions as described in the Prospectus (including the Incorporated Documents) will not contravene any agreement or other instrument, of which I have knowledge, binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree, of which I have knowledge, of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, except that I express no opinion as to state securities or Blue Sky laws or as to compliance with the antifraud provisions of federal and state securities laws.

5. After due inquiry of officers of the Company and representatives of outside counsel to the Company, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the company or any of its Subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or the Incorporated Documents and are not so described or of any statutes or regulations, that are required to be described in the Registration Statement or the Incorporated Documents that are not described as required.

6. I do not know of (i) any pending or threatened legal proceedings alleging that any real property or building held under lease by the Company or any of its subsidiaries is not held under a valid, subsisting and enforceable lease, or (ii) any lien, encumbrance or claim with respect to any real or personal property owned or leased by the Company which could materially interfere with the conduct of the business of the Company and its subsidiaries, taken as a whole.

     I have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement, the Prospectus or the Incorporated Documents, and I am not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Incorporated Documents, I have participated in discussions with representatives of the Company and its independent accountants, in many of which your representatives and counsel also participated, in which the business and affairs of the Company and the contents of the Registration Statement, the Prospectus and the Incorporated Documents were discussed. I have also made inquiries of representatives of the

Company and its accountants as to whether there have been any material changes in the affairs of the Company since the Registration Statement became effective. There is no assurance that all material facts as to the Company and its affairs were disclosed to me.

     Based upon my participation in the foregoing discussions, the foregoing inquiries and my examination of the documents referred to above and such other documents as came to my attention as a result of such discussions and inquiries,
(i) I am of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules, including the notes thereto, and other financial and statistical data included therein, as to which I express no opinion) comply as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, and (ii) I have no reason to believe that (except for financial statements and schedules, including the notes thereto, and other financial and statistical data as to which I express no belief) the Registration Statement when it became effective taken together with the Incorporated Documents contained, and as of today contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) I have no reason to believe that (except for financial statements and schedules, including the notes thereto, and other financial and statistical data as to which I express no belief) the Prospectus and the Incorporated Documents taken together as of today contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     This opinion is furnished by us to me as the Representatives of the several Underwriters and is solely for the benefit of the several Underwriters



                                       Very truly yours



                                       Eric P. Geller
                                       Senior Vice President and General Counsel

                                                                       EXHIBIT C


                                                                October __, 1996


Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Brothers Inc
  as Representatives of the several
  U.S. Underwriters named in Schedule I
  to the Underwriting Agreement referred
  to below
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036

Morgan Stanley & Co. International Limited
Goldman Sachs International
Salomon Brothers International Limited
  as Representatives of the several
  International Underwriters named in
  Schedule II to the Underwriting
  Agreement referred to below
c/o Morgan Stanley & Co. International Limited
    25 Cabot Street
    Canary Wharf
    London E14 4QA
    England


Dear Sirs and Mesdames:

     We have acted as counsel for you and the other several Underwriters (the "Underwriters") named in Schedules I and II to the Underwriting Agreement dated October __, 1996 (the "Underwriting Agreement") between The Neiman Marcus Group, Inc., a Delaware corporation (the "Company"), and yourselves, as representatives of the several Underwriters, under which you and such other Underwriters severally agreed to purchase from the Company 8,000,000 shares of its common stock, par value $0.01 per share (the "Firm Shares"). [The Firm Shares and the 1,200,000 shares (the "Additional Shares") of common stock ($0.01 par value) to be purchased from the Company pursuant to the overallotment option provided for by the Underwriting Agreement are hereinafter collectively referred to as the Shares.]

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

     We have participated in the preparation of the Company's registration statement on Form S-3 (File No. 333-11721) and Amendments Nos. 1 and 2 thereto, relating to the offering of the Shares (other than the documents incorporated by reference therein (the "Incorporated Documents")) filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"). In addition, we have received oral confirmation from the Staff of the Commission that the registration statement, as then amended, was declared effective under the Act on October __, 1996. The registration statement, as amended at the time it became effective, including the Incorporated Documents, is hereinafter referred to as the "Registration Statement", and the related U.S. and International prospectuses, including the Incorporated Documents, in the respective forms first used to confirm sales of the Shares are hereinafter referred to as the "Prospectus".

     Based upon the foregoing, we are of the opinion that:

          (i) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights; and

          (ii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     We have considered the matters required to be included in the Registration Statement and Prospectus and the information contained therein. We are of the opinion that the statements set forth in the Prospectus under the caption "Underwriters", insofar as such statements constitute a summary of the documents referred to therein, fairly present in all material respects the information called for with respect to such documents and fairly summarize in all material respects the matters referred to therein.

     We have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with certain officers and employees of the Company, counsel for the Company, special counsel for the Company, independent public accountants for the Company and your representatives, the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification except as stated, (i) we are of the opinion that the Registration Statement and the Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which we express no opinion) comply as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, (ii) we have no reason to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which we are not called upon to express a belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) we have no reason to believe that (except for financial statements and schedules and financial and statistical data included or incorporated by reference therein, as to which we express no opinion), the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We have examined the opinions dated the date hereof of Ropes & Gray, outside counsel to the Company, and Eric P. Geller, counsel to the Company, delivered to you pursuant to paragraphs (c) and (d) of Section 5 of the Underwriting Agreement, and we believe that on their face such opinions are substantially responsive to the requirements of the Underwriting Agreement. We have also examined the letters of Deloitte & Touche LLP, independent public accountants for the Company, dated October __, 1996 and the date hereof, relating to the financial statements and other financial information included in the Registration Statement and the Prospectus and the other matters referred to therein, delivered to you pursuant to paragraph (f) of Section 5 of the Underwriting Agreement. We participated in discussions with representatives of Deloitte & Touche LLP and with your representatives relating to the forms of such letters, and we believe that such letters are substantially in the forms agreed to.

     We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the

United States of America and the General Corporation Law of the State of
Delaware.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                        Very truly yours,

                                                                       EXHIBIT D

                            [FORM OF LOCK-UP LETTER]

                                                              ____________, 1996


Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY  10036

Morgan Stanley & Co. International Limited
Goldman Sachs International
Salomon Brothers International Limited
c/o Morgan Stanley & Co. International Limited
    25 Cabot Square
    Canary Wharf
    London E14 4QA
    England

Dear Sirs and Mesdames:

     The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Morgan Stanley & Co. International Limited ("MSIL") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with The Neiman Marcus Group, Inc., a Delaware corporation (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley and MSIL (the "Underwriters") of shares (the "Shares") of the common stock, par value $.01 per share of the Company (the "Common Stock").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than the surrendering of an option to purchase Common Stock in exchange for a cash payment equal to the value of the option. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                              Very truly yours,



                                              --------------------------------
                                              (Name)

                                              --------------------------------
                                              (Address)


                                       D-2